Exhibit 99.2

Press Release

BD To Acquire Bard For $24 Billion

Will Create Highly Differentiated Medical Technology Company Focused on Delivering Innovative Healthcare Solutions to Improve Clinical and Economic Outcomes

Will Build on BD’s Leadership Position in Medication Management and Infection Prevention; Will Increase Opportunities in Innovative Fast-Growing Clinical Areas

Financially Compelling Transaction; Immediately Accretive and Expected to Generate High Single-Digit Accretion to Adjusted EPS in Fiscal Year 2019

Tom Polen Named BD President

FRANKLIN LAKES, N.J. and MURRAY HILL, N.J., April 23, 2017 /PRNewswire/ — BD (Becton, Dickinson and Company) (NYSE: BDX), a leading global medical technology company, and C. R. Bard, Inc. (NYSE: BCR), a medical technology leader in the fields of vascular, urology, oncology and surgical specialty products, announced today a definitive agreement under which BD will acquire Bard for $317.00 per Bard common share in cash and stock, for a total consideration of $24 billion. The agreement has been unanimously approved by the Boards of Directors of both companies.

The combination will create a highly differentiated medical technology company uniquely positioned to improve both the process of care and the treatment of disease for patients and healthcare providers. The transaction will build on BD’s leadership position in medication management and infection prevention with an expanded offering of solutions across the care continuum. Additionally, Bard’s strong product portfolio and innovation pipeline will increase BD’s opportunities in fast-growing clinical areas, and the combination will enhance growth opportunities for the combined company in non-U.S. markets.

This financially compelling transaction will be immediately accretive and is expected to generate high-single digit accretion to adjusted earnings per share (EPS) in fiscal year 2019. Approximately $300 million of estimated annual, pre-tax, run-rate cost synergies are expected by fiscal year 2020. Separately, BD also expects to benefit from revenue synergies beginning in fiscal year 2019. The transaction is expected to improve BD’s gross margins by approximately 300 basis points in fiscal year 2018, increase BD’s earnings per share growth trajectory to the mid-teens, and generate strong cash flow.

Vince Forlenza, BD’s chairman and chief executive officer, said, “Combining with Bard will accelerate our ability to offer more comprehensive, clinically relevant solutions to customers and patients around the globe, creating a strong partner for healthcare providers who are increasingly focused on delivering better outcomes at a lower total cost. Our two purpose-driven organizations are well-aligned strategically, sharing a strong track record of performance and a deep commitment to addressing unmet needs in today’s challenging healthcare environment. We expect the transaction to contribute meaningfully to BD’s plans for revenue growth and margin expansion, and generate outstanding value both near- and long-term for shareholders. I am excited to welcome Bard’s talented employees to our strong and dedicated team as we bring together two companies with such complementary capabilities, values and strong reputations for delivering superior results.”

Tim Ring, Bard’s chairman and chief executive officer, said, “We are confident that this combination will deliver meaningful benefits for customers and patients as we see opportunities to leverage BD’s leadership, especially in medication management and infection prevention. We also believe that we can expand our access to customers and patients through BD’s strategic selling capabilities, and that our fast-growing portfolio in emerging markets can significantly benefit from their well-established international commercial infrastructure. Our two companies share the conviction that a product leadership strategy focused on unmet needs and improved outcomes that provide economic value to the global healthcare system will provide long-term shareholder returns.”

John Weiland, Bard’s vice-chairman, president and chief operating officer, added, “BD and Bard share a common purpose with highly compatible organizations. We are very proud of the business and culture we have built over 110 years, focused on quality, integrity, innovation and service. We have long had great respect for BD and find in them a similarly strong, results-oriented culture that prioritizes execution and long-term value creation. In addition to significant benefits for our customers, patients, and shareholders, we believe this combination will provide our employees with new and exciting opportunities as part of a highly competent, dynamic global organization. We look forward to this next chapter in our company’s great history.”

Strategic Highlights

Will create new opportunities to build on BD’s leadership position in medication management and infection prevention with an expanded offering of solutions across the care continuum.

•	Will bring together highly complementary product sets to create unmatched solutions for customers, enhancing growth opportunities for the combined company.

•	By combining Bard’s strong leadership position and innovation pipeline in fast-growing vascular access segments – PICCs (peripherally inserted central catheters), midlines and drug delivery ports – with BD’s leadership and innovation in IV drug preparation, dispensing, delivery and administration, the new company will be better positioned to provide end-to-end medication management solutions across the care continuum.

•	Will further expand BD’s leadership in infection prevention, with offerings positioned to address 75 percent of the most costly and frequent healthcare associated infections (HAIs). Through the combined solutions set, the new company will have a more comprehensive, clinically relevant offering to address Surgical Site Infections (SSIs) and Catheter-Related Blood Stream Infections (CRBSIs).

Bard’s strong product portfolio and innovation pipeline will increase BD’s opportunities in fast growing clinical areas, including peripheral vascular therapy, oncology and bio-surgery.

•	Bard’s clinically differentiated offerings create more meaningful scale and relevance for BD in high-growth categories of oncology and surgery.

•	Bard will expand BD’s focus on the treatment of disease states beyond diabetes to include peripheral vascular disease, urology, hernia and cancer.

BD’s leading global capabilities and infrastructure will further accelerate the combined company’s growth outside of the U.S., creating more opportunities for patients and clinicians around the world to benefit from BD’s and Bard’s product technology.

•	Together, BD and Bard will bring to market an expanded portfolio of clinically relevant products, with opportunities to drive near-term revenue synergies outside of the U.S.

•	Bard, which registered approximately 500 products internationally in 2016, has made significant progress expanding outside of the U.S. in recent years, particularly in emerging markets, where Bard is among the fastest growing medical technology companies.

•	Bard’s strong presence in vascular access and surgery will also help drive sales of the highly complementary CareFusion portfolio outside of the U.S.

•	The combined company will have a large and growing presence in emerging markets, including $1 billion in annual revenue in China.

Transaction Highlights

Under the terms of the transaction, Bard common shareholders will be entitled to receive approximately $222.93 in cash and 0.5077 shares of BD stock per Bard share, or a total of value of $317.00 per Bard common share based on BD’s closing price on April 21, 2017. At closing, Bard shareholders will own approximately 15 percent of the combined company.

BD expects to contribute approximately $1.7 billion of available cash to fund the transaction, along with, subject to market conditions, approximately $10 billion of new debt and approximately $4.5 billion of equity and equity linked securities issued to the market. Bard shareholders will also receive $8 billion of BD common stock. BD has also obtained fully committed bridge financing. At closing, BD estimates the combined company will have pro forma leverage of approximately 4.7x and is committed to deleveraging to below 3.0x leverage within three years of closing. BD expects to continue the suspension of its share repurchase program. BD is also committed to annual dividend increases while reinvesting in the business to continue to drive long-term growth.

The transaction is subject to regulatory and Bard shareholder approvals and customary closing conditions, and is expected to close in the fall of 2017.

Integration Plans

BD has a successful integration track record, as demonstrated by its 2015 acquisition and integration of CareFusion. BD has put in place a plan to ensure a seamless integration with Bard. A designated integration team, comprised of senior members of both organizations, will be led by Bill Tozzi, a seasoned BD executive who most recently served as worldwide president of the Medication and Procedural Solutions business and earlier was corporate controller for BD. At the closing of the transaction, Tim Ring, chairman and chief executive of Bard, and an additional Bard director, are expected to join the BD Board of Directors, which will be expanded by two directors. BD is confident in its ability to achieve synergies as it brings together two world class companies and expects to offer opportunities for talented employees to become part of an even more dynamic global leader.

BD Organizational Update

BD expects to create a third segment within the company – BD Interventional — where the Bard businesses will report both operationally and financially. BD is separately announcing today the appointment of Tom Polen, 43, currently executive vice president and president of the BD Medical Segment, as president of BD, effective immediately. In his new role, Mr. Polen will oversee BD’s Medical and Life Sciences segments, as well as the new Interventional segment.

Transaction Conference Call and Webcast Information

BD and Bard will conduct a live conference call and webcast on April 24, 2017 at 8:00 a.m. (ET). The webcast of the conference call, along with related slides, will be accessible through BD’s and Bard’s websites. The conference call will also be available for replay through BD’s and Bard’s websites, or at (800) 585-8367 (domestic) and (404) 537-3406 (international) through the close of business on May 1, 2017, confirmation number 13011331.

BD Earnings Update

BD’s earnings conference call, previously scheduled for Thursday, May 4, 2017, has been rescheduled for Tuesday, May 2, 2017, at 8:00 a.m. (ET). BD will issue a press release detailing the quarter’s earnings earlier that morning. The webcast of the conference call, along with related slides, will be accessible through BD’s website at www.BD.com/investors and will be available for replay through Thursday, May 9, 2017.

Bard Earnings Update

Bard separately today announced first quarter 2017 financial results, which are available on Bard’s corporate website, and is canceling the previously scheduled earnings conference call on April 26, 2017.

Advisors

Perella Weinberg Partners LP is acting as lead financial advisor to BD. Citi is also serving as a financial advisor to BD and will be providing fully committed financing. Skadden, Arps, Slate, Meagher & Flom LLP provided legal counsel to BD. Goldman, Sachs & Co. served as financial advisor to Bard. Wachtell, Lipton, Rosen & Katz served as legal advisor to Bard.

About BD

BD is a global medical technology company that is advancing the world of health by improving medical discovery, diagnostics and the delivery of care. BD leads in patient and health care worker safety and the technologies that enable medical research and clinical laboratories. The company provides innovative solutions that help advance medical research and genomics, enhance the diagnosis of infectious disease and cancer, improve medication management, promote infection prevention, equip surgical and interventional procedures, and support the management of diabetes. The company partners with organizations around the world to address some of the most challenging global health issues. BD has nearly 50,000 associates across 50 countries who work in close collaboration with customers and partners to help enhance outcomes, lower health care delivery costs, increase efficiencies, improve health care safety and expand access to health. For more information on BD, please visit bd.com.

About C. R. Bard, Inc.

C. R. Bard, Inc. (www.crbard.com), headquartered in Murray Hill, NJ, is a leading multinational developer, manufacturer and marketer of innovative, life-enhancing medical technologies in the fields of vascular, urology, oncology and surgical specialty products.

FORWARD-LOOKING STATEMENTS

This press release contains certain estimates and other “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward looking statements generally are accompanied by words such as “will”, “expect”, “outlook” “anticipate,”

“intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” or other similar words, phrases or expressions and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the estimated or anticipated future results of BD, and of the combined company following BD’s proposed acquisition of Bard, the anticipated benefits of the proposed combination, including estimated synergies, the expected timing of completion of the transaction and other statements that are not historical facts. These statements are based on the current expectations of BD and Bard management and are not predictions of actual performance.

These statements are subject to a number of risks and uncertainties regarding BD and Bard’s respective businesses and the proposed acquisition, and actual results may differ materially. These risks and uncertainties include, but are not limited to, (i) the ability of the parties to successfully complete the proposed acquisition on anticipated terms and timing, including obtaining required shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the new combined company’s operations and other conditions to the completion of the acquisition, (ii) risks relating to the integration of Bard’s operations, products and employees into BD and the possibility that the anticipated synergies and other benefits of the proposed acquisition will not be realized or will not be realized within the expected timeframe, (iii) the outcome of any legal proceedings related to the proposed acquisition, (iv) access to available financing including for the refinancing of BD’s or Bard’s debt on a timely basis and reasonable terms, (v) the ability to market and sell Bard’s products in new markets, including the ability to obtain necessary regulatory product registrations and clearances, (vi) the loss of key senior management or other associates; the anticipated demand for BD’s and Bard’s products, including the risk of future reductions in government healthcare funding, changes in reimbursement rates or changes in healthcare practices that could result in lower utilization rates or pricing pressures, (vii) the impact of competition in the medical device industry, (viii) the risks of fluctuations in interest or foreign currency exchange rates, (ix) product liability claims, (x) difficulties inherent in product development, including the timing or outcome of product development efforts, the ability to obtain regulatory approvals and clearances and the timing and market success of product launches, (xi) risks relating to fluctuations in the cost and availability of raw materials and other sourced products and the ability to maintain favorable supplier arrangements and relationships, (xii) successful compliance with governmental regulations applicable to BD, Bard and the combined company, (xiii) changes in regional, national or foreign economic conditions, (xiv) uncertainties of litigation, and (xv) other factors discussed in BD’s and Bard’s respective filings with the Securities and Exchange Commission.

The forward-looking statements in this document speak only as of date of this document. BD and Bard undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by applicable laws or regulations.

IMPORTANT INFORMATION FOR INVESTORS

In connection with the proposed transaction, BD will file with the SEC a registration statement on Form S-4 that will constitute a prospectus of BD and include a proxy statement of Bard. BD and Bard also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by BD and Bard with the SEC at the SEC’s website at www.sec.gov. In addition, you will be able to obtain free copies of these documents by phone, e-mail or written request by contacting the investor relations department of BD or Bard at the following:

Becton, Dickinson and Company	C.R. Bard, Inc.
1 Becton Drive	730 Central Avenue
Franklin Lakes, New Jersey 07417	Murray Hill, New Jersey 07974
Attn: Investor Relations	Attn: Investor Relations
1-(800)-284-6845	1-908-277-8065

PARTICIPANTS IN THE SOLICITATION

BD and Bard and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about BD’s directors and executive officers is available in BD’s proxy statement dated December 15, 2016, for its 2017 Annual Meeting of Shareholders. Information about Bard’s directors and executive officers is available in Bard’s proxy statement dated March 15, 2017, for its 2017 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the acquisition when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from BD or Bard as indicated above.

NO OFFER OR SOLICITATION

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

BD

Monique Dolecki, Investor Relations – (201) 847-5378

Kristen Cardillo, Corporate Communications – (201) 847-5657

Bard

Todd W. Garner, Investor Relations – (908) 277-8065

Scott T. Lowry, Media Relations – (908) 277-8365

To view the original version on PR Newswire, visit: http://www.prnewswire.com/news-releases/bd-to-acquire-bard-for-24-billion-300443955.html